Exhibit 99.6
FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

All average are wtg averages.

	Originator/ Source 1	Originator/ Source 2	Originator/ Source 3	Originator/ Source 4	Originator/ Source 5	Aggregate
Description (expected bbg ticker)						FBRSI 2005-2
Originator	Finance America	Encore	Quick Loan	Accredited	Resmae
Dealer Shelf
Dealer
Largest Servicer	Chase	Chase	Chase	Chase	Chase	Chase
FICO avg	613	622	601	639	644	625
FICO stdev	56	56	62	69	56	61
FICO < 500	0.00	0.50	0.00	0.03	0.00	0.21
FICO < 560	21.01	13.28	28.62	14.87	7.15	15.17
10th Percentile FICO	539.00	542.00	528.50	528.00	576.00	539.00
90th Percentile FICO	685.00	691.00	686.50	719.00	722.00	702.00
CLTV avg	81.37	81.75	74.75	80.74	82.24	81.38
CLTV >80%	43.16	52.49	28.22	31.10	35.02	42.98
SS CLTV (incl. silent second LTVs)	87.39	83.98	76.75	89.53	90.98	86.78
% With Silent 2nds	32.58	12.01	11.56	46.28	44.94	28.68
10th Percentile CLTV	69.88	66.25	51.33	70.00	77.63	69.00
90th Percentile CLTV	95.00	95.00	90.00	95.00	100.00	100.00
Full Doc %	64.07	55.37	60.44	37.62	37.78	51.55
Loan Bal avg (000s)	164,037.10	229,984.25	239,624.92	198,803.15	173,657.78	196,703.22
DTI %	37.54	41.68	43.27	41.73	43.57	40.86
DTI >45%	19.83	41.99	50.97	20.51	53.81	32.49
Purch %	52.99	18.53	4.45	51.72	64.14	39.47
Cash Out %	43.23	73.62	95.55	47.06	34.37	56.02
Fxd %	8.70	16.70	18.89	14.68	15.44	14.12
3 yr ARM >=	0.90	6.74	0.00	3.10	1.85	3.85
WAC	7.32	6.93	7.31	7.41	7.34	7.19
WAC stdev	1.35	1.24	1.06	0.91	1.60	1.28
1st Lien %	97.51	98.18	99.07	100.00	90.13	97.69
MI %	29.21	37.97	27.02	27.67	21.00	31.51
MI Insurer	MGIC	MGIC	MGIC	MGIC	MGIC	MGIC
CA %	23.32	48.36	73.95	22.91	61.77	37.51
Sng Fam %	68.83	70.36	77.03	63.66	77.79	69.14
Invt Prop %	12.85	5.61	1.94	6.38	4.35	7.43
MH %	0.00	0.14	0.00	0.00	0.00	0.06
IO%	16.89	32.63	24.59	21.85	46.71	27.36
2yr IO%	16.89	27.63	18.77	19.61	44.55	24.54
IO non-full doc %	7.13	13.06	10.07	12.61	32.92	13.37
2-4 Family %	9.53	12.19	3.66	14.73	4.16	11.27
Prim Occ	86.65	94.30	98.06	92.59	94.57	92.05
<$100K Bal %	14.32	4.56	5.31	7.67	12.95	8.57
2-yr Prepay Penalty %	66.29	45.04	78.24	38.97	70.59	51.69
Initial Target OC %						0.50%
Total C/E% Aaa						18.75%
Total C/E% Aa2						15.10%
Total C/E% A2						8.45%
Mth 37 Loss Trig
Moody’s Base Case Loss						4.05%
S&P single-B FF/LS						3.16%
Fitch single-B FF/LS						N/A
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

			WA					Invt	1st	% with
Originator	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
Accredited	80.74	80.74	89.53	638.53	7.41	24.42	51.72	6.38	100	46.28	22.91	37.62	21.85	41.73	20.51	27.67
Encore	80.3	81.75	83.98	621.61	6.93	39.89	18.53	5.61	98.18	12.01	48.36	55.37	32.63	41.68	41.99	37.97
Finance America	79.4	81.37	87.39	612.51	7.32	24.84	52.99	12.85	97.51	32.58	23.32	64.07	16.89	37.54	19.83	29.21
Quickloan	74.11	74.75	76.75	600.59	7.31	1.14	4.45	1.94	99.07	11.56	73.95	60.44	24.59	43.27	50.97	27.02
Resmae	74.35	82.24	90.98	644.05	7.34	9.71	64.14	4.35	90.13	44.94	61.77	37.78	46.71	43.57	53.81	21
Total:	79.53	81.38	86.78	625.42	7.19	100	39.47	7.43	97.69	28.68	37.51	51.55	27.36	40.86	32.49	31.51

			WA					Invt	1st	% with
Documentation	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
12 mo. Bank Statements	79.17	82.85	91.07	643.25	7.1	1.43	54.7	12.42	95.44	44.21	53.23	0	38.84	37.69	34.11	29.08
24 mo. Bank Statements	79.37	81.69	81.69	615.34	6.74	0.13	2.9	0	97.1	0	42.74	0	62.63	33.61	30.64	21.18
6 mo. Bank Statements	77.54	77.54	91.61	674.52	6.99	0.05	58.67	0	100	58.67	85.91	0	18.77	39.65	12.87	41.33
Alt.	78.61	78.61	80.71	594.08	7.6	0.45	31.66	31.25	100	13.82	28.99	0	4.82	28.38	6.74	13.17
Full	79.51	81.3	86.48	607.7	7.1	51.55	35.6	6.89	97.76	27.63	33.12	100	27.15	41.02	39.83	36.06
Limited	79.13	79.38	79.53	590.29	6.94	1.39	8.69	7.36	99.68	0.93	54.57	0	18.79	39.06	31.7	45.53
Stated	79.59	81.52	87.29	646.52	7.3	45.01	44.51	7.69	97.59	30.44	41.54	0	27.64	40.99	24.34	26.13
Total:	79.53	81.38	86.78	625.42	7.19	100	39.47	7.43	97.69	28.68	37.51	51.55	27.36	40.86	32.49	31.51

			WA					Invt	1st	% with
Interest Only Term	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
0	78.9	81.45	85.6	614.46	7.39	72.64	37.62	9.93	96.82	22.53	27.03	51.7	0	40.49	30.27	33
24	81.58	81.58	88	644.7	6.65	14.12	36.12	1.27	100	33.64	72.42	49.33	100	42.57	44.61	34.13
36	82.88	82.88	87.69	646.16	6.48	0.97	23.38	0	100	25.05	56.67	68.59	100	41.64	43.58	44.88
60	80.63	80.63	92.3	666.49	6.64	12.27	55.53	0.36	100	59.7	57.87	51.84	100	41.03	30.78	18.59
Total:	79.53	81.38	86.78	625.42	7.19	100	39.47	7.43	97.69	28.68	37.51	51.55	27.36	40.86	32.49	31.51

			WA					Invt	1st	% with
FICO	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
0 - 499	64.81	64.81	64.81	486.88	9.61	0.21	2.08	0	100	0	70.99	100	0	43.08	47.43	0
500 - 559	76.66	76.66	77.51	533.38	7.85	14.96	16.75	2.64	100	6.79	28.72	70.47	0.23	40.57	34.12	31.34
560 - 599	79.23	80.03	83.28	581.22	7.32	18.02	28.29	5.63	98.99	17.83	34.56	65.7	15.81	40.69	35.88	35.69
600 - 639	80.57	82.36	87.43	619.16	7.05	27.36	33.53	6.21	97.75	26.79	38.75	56.25	33.12	41.29	35.31	36.73
640 - 679	80.23	83.47	90.98	657.76	7.04	20.55	50.18	9.97	95.96	39.06	40.94	39.78	36.02	40.81	30.08	29.72
680 >=	80	82.88	92.2	715.82	6.86	18.9	65.45	12.03	96.39	48.12	41.42	28.54	42.41	40.68	26.34	22.37
Total:	79.53	81.38	86.78	625.42	7.19	100	39.47	7.43	97.69	28.68	37.51	51.55	27.36	40.86	32.49	31.51

			WA					Invt	1st	% with
Low Balance	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
1 - 80,000	62.42	86.19	90.72	616.13	8.87	5.07	64.54	16.39	70.2	22.59	12.48	71.17	1.13	37.52	27.42	19.67
80,001 - 100,000	73.82	83.27	88.4	611.15	8.05	3.51	51.24	11.19	88.2	27.68	13.83	66.31	3.08	38.84	27.32	29.09
100,001 >=	80.7	81.04	86.5	626.48	7.06	91.42	37.62	6.79	99.58	29.06	39.81	49.89	29.75	41.13	32.97	32.25
Total:	79.53	81.38	86.78	625.42	7.19	100	39.47	7.43	97.69	28.68	37.51	51.55	27.36	40.86	32.49	31.51

			WA					Invt	1st	% with
Lien	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
1	80.94	80.94	86.47	624.61	7.12	97.69	38.37	7.61	100	29.36	37.14	51.59	28.01	40.82	32.13	32.25
2	19.95	99.76	99.76	659.76	10.16	2.31	85.88	0	0	0	53.43	49.97	0	42.67	47.72	0
Total:	79.53	81.38	86.78	625.42	7.19	100	39.47	7.43	97.69	28.68	37.51	51.55	27.36	40.86	32.49	31.51

			WA					Invt	1st	% with
WACLTV	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
<= 80.00	74.97	74.97	84.02	626.02	6.89	57.02	43.59	5.02	100	46.22	41.46	49.89	31.41	41.09	31.54	0
80.01 - 85.00	84.42	84.42	85.21	605.8	7.24	13.09	19.2	11.59	100	6.17	36.77	56.45	24.3	40.45	32.39	83.58
85.01 - 90.00	89.6	89.65	90.38	621.42	7.49	18.82	35.1	15.14	99.94	8.02	30.36	55.16	23.43	39.94	31.35	87.75
90.01 - 95.00	93.87	94.72	94.72	649.41	7.51	6.7	36.5	3.01	98.94	0.03	30.9	42.57	26.6	41.47	37.79	40.57
95.01 - 100.00	59.15	99.91	99.92	656.8	9.06	4.37	69.76	0.07	48.96	0.08	29.15	56.63	1.83	42.15	41.99	30.52
Total:	79.53	81.38	86.78	625.42	7.19	100	39.47	7.43	97.69	28.68	37.51	51.55	27.36	40.86	32.49	31.51

			WA					Invt	1st	% with
SSCLTV	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
<= 80.00	70.93	70.93	70.96	597.04	6.98	30.77	10.17	8.98	100	0.34	46.06	52.15	19.14	39.98	30.36	0
80.01 - 85.00	84.35	84.35	84.41	607.03	7.2	12.37	15.33	11.68	100	0.68	38.1	55.08	24.64	40.57	32.59	83.76
85.01 - 90.00	89.13	89.18	89.63	622.8	7.43	18.11	31.09	14.02	99.93	4.42	32.53	52.64	25.55	40.17	31.8	85.82
90.01 - 95.00	90.83	91.47	94.72	647.83	7.45	8.8	43.84	3.18	99.19	23.96	30.47	41.08	27.92	41.72	35.19	34.9
95.01 - 100.00	77.19	83.25	99.95	657.52	7.19	29.41	83.05	1.38	92.42	85.16	33.53	51.13	37.39	42.04	33.83	8.61
100.01 >=	80.81	80.81	100.47	637.6	6.28	0.54	97.67	0	100	100	36.54	93.35	64.32	43.19	57.81	0
Total:	79.53	81.38	86.78	625.42	7.19	100	39.47	7.43	97.69	28.68	37.51	51.55	27.36	40.86	32.49	31.51

			WA					Invt	1st	% with
Coupon - ARM	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
<= 8.00	81.04	81.04	87.72	630.48	6.87	85.88	41.2	6.02	100	34.63	42.08	49.23	34.69	41.13	33.05	30.05
8.01 - 10.00	84.25	84.25	86.22	579.79	8.7	13.73	42.72	17.13	100	15.19	14.18	53.06	5.6	39.74	29.03	45.62
10.01 - 12.00	77.32	77.32	80.46	543.71	10.58	0.38	34.51	16.97	100	21.41	14.23	72.1	5.68	40.34	36.76	15.72
12.01 - 14.00	67.54	67.54	67.54	514.45	12.61	0.01	21.16	0	100	0	0	100	0	37.62	51.71	21.16
Total:	81.47	81.47	87.48	623.18	7.13	100	41.38	7.59	100	31.91	38.14	49.85	30.58	40.94	32.51	32.13

			WA					Invt	1st	% with
Coupon - Fixed	WA LTV	WA CLTV	SS CLTV	FICO	WAC	% Bal.	Purch %	Prop %	Lien %	S.2nds	CA%	Full Doc %	IO%	DTI%	DTI% > 45	% with MI
<= 8.00	76.17	76.26	78.27	641.97	6.74	72.85	14.45	6.32	99.9	10.78	34.2	63.11	10.69	40.38	30.32	30.78
8.01 - 10.00	54.63	90.67	91.69	630.43	9.14	18.97	55.45	9.33	54.93	6.19	29.6	61.26	0	39.7	33.57	27.13
10.01 - 12.00	23.52	98.92	98.98	633.24	10.84	8.17	82.51	1.33	5.31	0.6	38.86	52.28	0	42.32	47.58	1.39
12.01 - 14.00	20	100	100	600	12.2	0.01	100	0	0	0	0	100	0	40.11	0	0
Total:	67.78	80.85	82.51	639.06	7.53	100	27.8	6.48	83.63	9.08	33.71	61.88	7.79	40.41	32.34	27.68

						% with
States	% Bal.	# of Loans	Loan Bal	Avg. Bal	WA LTV	S.2nds	FICO
CA	37.51	3112	869,639,660.34	279,447.19	76.89	26	631.66
IL	9.73	1241	225,571,083.79	181,765.58	81.88	26.49	626.67
FL	8.33	1161	193,213,070.51	166,419.53	79.84	28.24	625.2
NY	6.1	472	141,407,409.58	299,591.97	79.82	27.87	636.82
AZ	3.45	464	80,062,331.11	172,548.13	80.7	28.09	617.96
MD	2.87	285	66,633,450.62	233,801.58	80.25	22.35	611.97
VA	2.73	307	63,237,317.67	205,984.75	81.02	30.22	620.97
NJ	2.16	202	50,176,480.32	248,398.42	80.81	29.84	636.52
TX	2.11	485	48,818,768.80	100,657.26	78.64	52.64	606.23
NV	2.07	221	47,886,394.13	216,680.52	79.72	30.86	631.01
*Cities unavailable
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.